UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2009

LORETO RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138042	20-5308449
State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Av. Pardo y Aliaga 699 Of 802, Lima 27, Peru	N/A
(Address of principal executive offices)	(Zip code)

+011 (511)-212-1880
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 26, 2009, Loreto Resources Corporation (the “Company,” “Loreto” or “we,” “us” or “our”) dismissed George Stewart, CPA, as our principal independent accountant and appointed Malone & Bailey, PC (“Malone Bailey”) to serve as the Company’s independent registered public accounting firm. The dismissal of George Stewart was approved by our board of directors.

George Stewart had been our principal independent accountant since our inception on June 28, 2006 through our quarter ended September 30, 2008. The report of George Stewart dated March 6, 2008 on our financial statements for the period from June 28, 2006 through December 31, 2007 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such report included an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period prior to engaging Malone Bailey, neither the Company nor anyone acting on its behalf consulted with Malone Bailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Malone Bailey that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2007, there were no disagreements with George Stewart on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to his satisfaction, would have caused George Stewart to make reference thereto in his reports on the financial statements for such periods, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K.

We provided George Stewart with a copy of this Current Report on Form 8-K before it was filed and requested that he furnish us a letter, addressed to the Securities and Exchange Commission, stating whether or not he agreed with the information disclosed in this Report. A copy of the letter we received from George Stewart is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Exhibit Description

16.1	Letter from George Stewart regarding changes in Registrant’s certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loreto Resources Corporation.

Dated: March 26, 2009	By:	/s/ Luis F. Saenz
	Name:	Luis F. Saenz
	Title:	President and Chief Executive Officer